                    UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Report                November 5, 1996

                              the Harper Group, Inc.


              (Exact name of registrant as specified in its charter)


   Delaware                          0-8664                         94-1740320
   (State or other jurisdiction of   (Commission               I.R.S. Employer
   incorporation or organization)    File Number)          Identification No.)


   260 Townsend Street,
   San Francisco, California                                             94107
   (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code:  (415) 978-0600

                                  Inapplicable
(Former name, former address and former fiscal year if changed from last report.)

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Item 5. Other Events

The following disclosure is made in anticipation of an investor conference.

Business segment information
----------------------------

The Company operates in the international freight forwarding industry, which encompasses air freight forwarding, customs brokerage and other value added logistics services, as well as ocean freight forwarding. Certain information regarding the Company's operations by region is summarized below.


           North              Far     Latin    Other               Elimi-   Consol-
          America  Europe    East    America   Areas    Corporate  nations   idated
          -------  ------    ----    -------   -----    ---------  -------  -------
                                     (unaudited, in thousands)
Three months ended September 30, 1996:
Revenue
from
customers $ 89,056 $ 32,386 $ 23,551 $ 3,976  $ 6,529  $      0   $      0  $ 155,498
Transfers
between
regions        804      750      865   1,074      554         0     (4,047)         0
           -------  -------  -------  ------   ------    -------   -------   --------
Total
revenue   $ 89,860 $ 33,136 $ 24,416 $ 5,050  $ 7,083  $      0   $ (4,047) $ 155,498
           =======  =======  =======  ======   ======   =======    =======   ========
Net
revenue   $ 32,993 $ 15,980 $  6,895 $ 2,698  $ 5,497  $      0   $      0  $  64,063
           =======  =======  =======  ======   ======   =======    =======   ========
Income
(loss)
from
operat-
ions      $  6,317 $  2,737 $  1,752 $   552  $ 1,004  $ (3,764)  $      0  $   8,598
           =======  =======  =======  ======   ======   =======    =======   ========

Three months ended September 30, 1995:
Revenue
from
customers $ 70,824 $ 31,420 $ 26,291 $ 3,628  $ 6,116  $      0   $      0  $ 138,279
Transfers
between
regions        137      482      954     585      650         0     (2,808)         0
           -------  -------  -------  ------   ------   -------    -------   --------
Total
revenue   $ 70,961 $ 31,902 $ 27,245 $ 4,213  $ 6,766  $      0   $ (2,808) $ 138,279
           =======  =======  =======  ======   ======   =======    =======   ========
Net
revenue   $ 27,512 $ 16,413 $  6,193 $ 2,367  $ 5,027  $      0   $      0  $  57,512
           =======  =======  =======  ======   ======   =======    =======   ========
Income
(loss)
from
operat
-ions     $  5,107 $  3,105 $  1,145 $   442  $   963  $ (3,047)  $      0  $   7,715
           =======  =======  =======  ======   ======   =======    =======   ========

Nine months ended September 30, 1996:
Revenue
from
customers $242,857 $ 97,070 $ 62,955 $ 12,348 $18,890  $      0   $      0  $ 434,120
Transfers
between
regions      2,042    1,964    2,462    2,220   1,491         0    (10,179)         0
           -------  -------  -------  -------  ------   -------     ------   --------
Total
revenue   $244,899 $ 99,034 $ 65,417 $ 14,568 $20,381  $      0   $(10,179) $ 434,120
           =======  =======  =======  =======  ======   =======    =======   ========
Net
revenue   $ 90,291 $ 46,980 $ 18,810 $  7,627 $15,583  $      0   $      0  $ 179,291
Income     =======  =======  =======  =======  ======   =======    =======   ========
(loss)
from
operat
-ions     $ 15,442 $  7,419 $  3,966 $  1,495 $ 2,763  $(10,000)  $      0  $  21,085
           =======  =======  =======  =======  ======   =======    =======   ========

Nine months ended September 30, 1995:
Revenue
from
customers $212,377 $ 85,447 $ 70,146 $ 12,886 $17,362  $      0   $      0  $ 398,218
Transfers
between
regions      1,843    1,416    2,689    2,004   1,601         0     (9,553)         0
           -------  -------  -------  -------  ------   -------    -------   --------
Total
revenue   $214,220 $ 86,863 $ 72,835 $ 14,890 $18,963  $      0   $ (9,553) $ 398,218
           =======  =======  =======  =======  ======   =======    =======   ========
Net
revenue   $ 78,462 $ 45,805 $ 17,868 $  7,237 $14,186  $      0   $      0  $ 163,558
           =======  =======  =======  =======  ======   =======    =======   ========
Income
(loss)
from
operat
-ions     $ 14,780 $  7,370 $  2,559 $  1,582 $ 2,773  $ (9,272)  $      0  $  19,792
           =======  =======  =======  =======  ======   =======    =======   ========

Revenue by service
------------------

The Company's principal services are international air freight forwarding, ocean freight forwarding, and customs brokerage and other value added logistics services. The following table shows the revenue and net revenue, in dollars and percentages, attributable to the Company's principal services during the periods indicated. Revenue for air freight and ocean freight consolidations (indirect revenue) includes the cost of such freight.
Revenue for air freight and ocean freight agency or direct shipments, customs brokerage and import services, includes fees or commissions for these services. A comparison of net revenue best measures the relative importance of the Company's principal services.

                      Three Months Ended              Nine Months Ended
                         September 30                   September 30
                      ------------------              -----------------
                      1996               1995           1996            1995
                      ----               ----           ----            ----
                                     (unaudited, dollars in thousands)
Revenue
-------

Air freight
forwarding             $  99,544  64%  $  84,104  61%  $ 274,227  63%  $ 253,253  64%

Ocean freight
forwarding                25,707  17%     26,207  19%     75,548  17%     68,035  17%

Customs brokerage
and other                 30,247  19%     27,968  20%     84,345  20%     76,930  19%
                        -------- ---    -------- ---    -------- ---    -------- ---
                       $ 155,498 100%  $ 138,279 100%  $ 434,120 100%  $ 398,218 100%
                        ======== ===    ======== ===    ======== ===    ======== ===
Net Revenue
-----------

Air freight
forwarding             $  24,832  39%  $  21,366  37%  $  69,444  39%  $  63,620  39%

Ocean freight
forwarding                 8,984  14%      8,178  14%     25,502  14%     23,008  14%

Customs brokerage
and other                 30,247  47%     27,968  49%     84,345  47%     76,930  47%
                        -------- ---    -------- ---    -------- ---    -------- ---
                       $  64,063 100%  $  57,512 100%  $ 179,291 100%  $ 163,558 100%
                        ======== ===    ======== ===    ======== ===    ======== ===


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                                S I G N A T U R E S
                                -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          THE HARPER GROUP, INC.
                                          ---------------------
                                                Registrant



Date:  November 5, 1996





                                       /S/Peter Gibert
                                       ---------------------------
                                       Peter Gibert, President and
                                       Chief Executive Officer





                                       /S/Robert J. Diaz
                                       ------------------------------
                                       Robert J. Diaz, Senior Vice President
                                        and Chief Financial Officer